SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of the Report:  October 7, 1996           Commission file number 1-5805
                     -------------                                  ------



                        THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)



     Delaware                                                  13-2624428
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation)                                          Identification No.)



     270 Park Avenue, New York, NY                                 10017
(Address of principal executive offices)                         (Zip Code)





         Registrant's telephone number, including area code (212) 270-6000

Item 5.  Other Events

This Form 8-K resubmits Exhibit 27 (Financial Data Schedule) as a separate document for EDGAR submission purposes. In the 1996 second quarter Form 10-Q, filed with the Commission on August 14, 1996, Exhibit 27 was filed as part of the 10-Q document on page 55. There have been no changes to the financial data previously reported in this Exhibit.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibits are filed with this Report:


         Exhibit Number                     Description
       -------------------        ---------------------------------------------

                  27              Financial Data Schedule.

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


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                THE CHASE MANHATTAN CORPORATION
                                (Registrant)



Dated October 7, 1996              By /s/JOSEPH  L. SCLAFANI
     --------------                   ----------------------
                                         Joseph L. Sclafani
                                             Controller
                                  [Principal Accounting Officer]

                                  EXHIBIT INDEX
                              ------------------------



Exhibit Number                 Description               Page at Which Located
--------------      ----------------------------------   ---------------------

        27         Financial Data Schedule.                       5







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